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                                   EXHIBIT 21

                   SUBSIDIARIES OF CENTENNIAL CELLULAR CORP.,
                             A DELAWARE CORPORATION


NAME                                                           STATE OF ORGANIZATION
----                                                           ---------------------
Alexandria Cellular Corp.                                            Delaware
Alexandria Cellular License Corp.                                    Delaware
Bauce Communications, Inc.                                            Oregon
Bauce Communications of Beaumont, Inc.                                Oregon
Centennial Asia Pacific Cellular Holding Corp.                        Nevada
Centennial Ashe Cellular Corp.                                       Delaware
Centennial Beauregard Cellular LLC                                   Delaware
Centennial Beauregard Holding Corp.                                  Delaware
Centennial Benton Harbor Cellular Corp.                              Delaware
Centennial Benton Harbor Holding Corp.                               Delaware
Centennial Caldwell Cellular Corp.                                   Delaware
Centennial Cellular Telephone Company of Del Norte                   Delaware
Centennial Cellular Telephone Company of Lawrence                    Delaware
Centennial Cellular Telephone Company of Modoc                       Delaware
Centennial Cellular Telephone Company of Sacramento                  Delaware
    Valley
Centennial Cellular Telephone Company of San Francisco               Delaware
Centennial Cellular Wireless Holding Corp.                          New Jersey
Centennial Claiborne Cellular Corp.                                  Delaware
Centennial Clinton Cellular Corp.                                    Delaware
Centennial DeSoto Cellular Corp.                                     Delaware
Centennial Hammond Cellular LLC                                      Delaware
Centennial Iberia Holding Corp.                                      Delaware
Centennial Jackson Cellular Corp.                                    Delaware
Centennial Lafayette Cellular Corp.                                  Louisiana
Centennial Lake Charles Cellular Corp.                               Delaware
Centennial Louisiana Holding Corp.                                   Delaware
Centennial Michigan RSA 6 Cellular Corp.                             Delaware
Centennial Michigan RSA 7 Cellular Corp.                             Delaware
Centennial Microwave Corp.                                           Delaware
Centennial Morehouse Cellular LLC                                    Delaware
Centennial Puerto Rico Realty Corporation                           Puerto Rico
Centennial Puerto Rico Wireless Corporation                          Delaware
Centennial Randolph Cellular LLC                                     Delaware
Centennial Randolph Holding Corp.                                    Delaware
Centennial Wireless PCS License Corp.                                Delaware
Centennial Wireless PCS Operations Corp.                             Delaware
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
NAME                                                           STATE OF ORGANIZATION
----                                                           ---------------------
Century Beaumont Cellular Corp.                                      Delaware
Century Cellular Realty Corp.                                        Delaware
Century Charlottesville Cellular Corp.                               Virginia
Century Charlottesville Cellular Corp.                               Delaware
Century El Centro Cellular Corp.                                    California
Century Elkhart Cellular Corp.                                       Delaware
Century Indiana Cellular Corp.
Century Lynchburg Cellular Corp.                                     Delaware
Century Lynchburg Cellular Corp.                                     Virginia
Century Michiana Cellular Corp.                                      Delaware
Century Michigan Cellular Corp.                                      Delaware
Century Montgomery Cellular Corp.                                    Delaware
Century Roanoke Cellular Corp.                                       Virginia
Century Roanoke Cellular Corp.                                       Delaware
Century Rural Cellular Corp.                                         Delaware
Century South Bend Cellular Corp.                                    Delaware
Century Yuma Paging Corp.                                            Delaware
Century Yuma Cellular Corp.                                          Delaware
El Centro Cellular Corporation                                       Delaware
Elkhart Metronet, Inc.                                                Indiana
Hendrix Electronics, Inc.                                           California
Hendrix Radio Communications, Inc.                                  California
Iberia Cellular Telephone Company LLC                                Delaware
Lafayette Communications, Inc.                                       Delaware
Lambda Communications, Incorporated (Incorporado)                   Puerto Rico
Lambda Operations Corp.                                              Delaware
Lambda PCS Corp.                                                      Nevada
Lambda Realty Corp.                                                  Delaware
Mega Comm, LLC                                                       Delaware
Centennial Mega Comm Holding Corp.                                   Delaware
Michiana Metronet, Inc.                                               Indiana
South Bend Metronet, Inc.                                             Indiana
Centennial Tri-State Operating Partnership                           Delaware



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